UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number       811-03171

Value Line U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:      212-907-1500

Date of fiscal year end:      August 31, 2007

Date of reporting period:      August 31, 2007

Item I.   Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 8/31/07 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891

DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr

OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President, Secretary/
Chief Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#539881

ANNUAL REPORT

August 31, 2007

Value Line
U.S. Government
Securities
Fund, Inc.

Value Line U.S. Government Securities Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders:

During the fiscal year ended August 31, 2007, interest rates declined modestly. Over the course of the year, the two-year Treasury note fell from its peak level of 5.10% to 4.13%, or 97 basis points. The interest rate on the longer maturity 10-year Treasury note dropped from a peak of 5.10% to 4.53%, or 57 basis points. The Federal Reserve Board subsequently reduced the Fed Funds rate in mid-September to 4.75%. The Fed Funds rate is the interest rate banks charge each other to borrow funds overnight.

The decline in interest rates was the result of a financial credit crisis in global markets. The catalyst for the crisis was a precipitous drop in the sub-prime mortgage market, where the credit ratings of borrowers are among the lowest.

The borrowers of these instruments had difficulty keeping up with mortgage payments and delinquencies escalated. The result of all this was a virtual stoppage in the trading of a variety of credit issues and a renewed stringency among lenders as even credit worthy borrowers found it difficult to secure credit. Your Fund benefited from this crisis as its positions in AAA rated government issues, Treasuries and government sponsored agencies, rose in value as investors purchased these issues for their safety. The Fund recently added to its position in five-year Treasuries and these securities have been among the stronger performers.

For the period, the Fund generated a return of 4.86%, which trailed the 5.92% return of its index benchmark, The Lehman Brothers Intermediate U.S. Government Bond Index(1).

Looking ahead, there does not appear to be a quick solution to the global credit problems. In addition, the investor retreat from riskier investments should continue, and our Fund should benefit from the current preference for safer investments. The economy should experience some softening as the weakest sector, housing, continues to struggle. These conditions will most likely prompt the Federal Reserve Board to lower interest rates further in order to prevent the current business slowdown from mushrooming into a recession. Slower growth and easier monetary policies would cause the Fund’s securities to appreciate in value.

Your Fund’s long-term strategy continues to involve generating high income consistent with safety of principal by investing in U.S. Government securities. Such securities represent the highest level of safety. Additionally, we control risk by limiting the portfolio’s weighted average maturity to a maximum of 10 years, and by maintaining a well-diversified portfolio. These measures, we believe, will protect the Fund from dramatic swings in value caused by gyrating interest rates. Such measures should also produce more stable and consistent performance.

Along with the intermediate-term maturity structure, we continue to emphasize a diversified allocation toward Treasury, agency and AAA government sponsored mortgage-backed securities. We believe this will position the Fund for a competitive performance going forward. We appreciate your continued support.

Sincerely,

Jean Bernhard Buttner
Chairman and President

October 12, 2007

(1)	The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturities (1–10 years) of the U.S. Treasury and U.S. Agency segment of the fixed income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line U.S. Government Securities Fund, Inc.

Securities Fund Shareholders

Economic Observations

The U.S. economy struggled early in the year, posting a first-quarter gross domestic product increase of a scant 0.6%. Then, a combination of rising inventory investment, a pickup in export demand, and gains in government spending and nonresidential construction helped to offset a further decline in housing demand and a slowdown in consumer spending to produce a second-quarter GDP increase of 3.8%. However, that stepup in growth is proving temporary. Indeed, we are seeing sufficient signs, in the form of accelerating weakness in housing and selective softness in retailing, to suggest that GDP growth will pull back into the 2% range, or less, in the current half. Little significant improvement is likely in 2008, with GDP growth now expected to average just slightly more than 2%.

In fact, even this rather anemic pace of business growth assumes that there will be no exogenous shocks with which to contend, such as a marked worsening of the situation in the Middle East, a further surge in oil prices, or a serious misstep by the Federal Reserve Board. Any of these unwelcome events could well disrupt the orderly pace of economic activity to a sufficient degree to bring on a recession.

Inflation, meantime, remains under control for the most part, thanks to generally stable labor costs and modest levels of productivity growth (i.e., labor cost efficiency). Adequate supplies of raw materials are also helping keep the costs of production from undue escalation. We caution, though, that as the economy moves along the recovery trail over the next 3 to 5 years, some pickup in pricing pressures may emerge. Absent a stronger long-term business expansion than we forecast, or a prolonged increase in oil prices, inflation should be held in comparative check through the beginning of the next decade. Longer-term interest rates, which are heavily influenced by inflationary expectations, should remain in a relatively narrow range over that time period.

Value Line U.S. Government Securities Fund, Inc.

The following graph compares the performance of Value Line U.S. Government Securities Fund, Inc. to that of the Lehman Brothers Intermediate U.S. Government Bond Index. Value Line U.S. Government Securities Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a change in Value of a $10,000 Investment in the Value Line U.S. Government Securities Fund, Inc.
and the Lehman Brothers Intermediate U.S. Government Bond Index

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 8/31/07	4.86%	$10,486
5 years ended 8/31/07	3.03%	$11,611
10 years ended 8/31/07	5.18%	$16,576

*	The Lehman Brothers Intermediate U.S. Government Bond Index is representative of securities issued by the U.S. Government. It includes fixed-rate debt securities with maturities between one and ten years. The returns for the Index do not reflect charges, expenses, or taxes, which are deducted from the Fund’s returns and it is not possible to directly invest in this unmanaged Index.

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line U.S. Government Securities Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 through August 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included your costs would have been higher.

	Beginning account value 3/1/07	Ending account value 8/31/07	Expenses* paid during period 3/1/07 thru 8/31/07
Actual	$1,000.00	$1,016.99	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.23	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.59% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line U.S. Government Securities Fund, Inc.

Portfolio Highlights at August 31, 2007 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Fund’s Net Assets
Federal Home Loan Bank, 7.45%, 2/3/20	$3,000,000	$3,612,654	4.1%
Morgan Stanley, Repurchase Agreement, 4.90%, 9/4/07	3,300,000	3,300,000	3.7%
Federal Farm Credit Bank, 5.70%, 7/3/17	3,000,000	3,139,890	3.5%
U.S. Treasury Notes, 4.63%, 7/31/12	2,000,000	2,032,658	2.3%
U.S. Treasury Notes, 4.63%, 10/31/11	2,000,000	2,030,002	2.3%
Federal Home Loan Mortgage Corporation, 4.50%, 7/15/13	2,000,000	1,963,436	2.2%
Federal Home Loan Mortgage Corporation Gold PC, 5.00%, 9/1/21	1,706,029	1,666,754	1.9%
Federal Home Loan Mortgage Corporation Gold PC, 6.00%, 3/1/33	1,647,942	1,655,181	1.9%
Federal Home Loan Mortgage Corporation, 5.50%, 9/15/11	1,500,000	1,542,626	1.7%
Federal Home Loan Mortgage Corporation, 5.50%, 8/15/13	1,487,698	1,492,329	1.7%

Asset Allocation — Percentage of Fund’s Net Assets

Coupon Distribution

Percentage of Fund’s investments
Less than 4%	2.4%
4–4.99%	33.6%
5–5.99%	44.3%
6–6.99%	11.9%
7–7.99%	6.3%
8–8.99%	1.5%

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                       August 31, 2007

Principal Amount		Rate	Maturity Date	Value
U.S. TREASURY OBLIGATIONS (8.3%)
$2,000,000	U.S. Treasury Notes	4.63%	10/31/11	$2,030,002
2,000,000	U.S. Treasury Notes	4.63	7/31/12	2,032,658
1,000,000	U.S. Treasury Notes	4.00	11/15/12	988,047
1,091,090	U.S. Treasury Notes(1)	1.63	1/15/15	1,033,723
1,000,000	U.S. Treasury Notes	8.75	5/15/17	1,320,079
7,091,090	TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,331,438)			7,404,509

U.S. GOVERNMENT AGENCY OBLIGATIONS (87.1%)
	FEDERAL FARM CREDIT BANK (6.9%)
1,000,000	Federal Farm Credit Bank	6.82	3/16/09	1,028,439
1,000,000	Federal Farm Credit Bank	4.85	10/25/12	1,002,252
1,000,000	Federal Farm Credit Bank	5.30	6/22/15	989,212
3,000,000	Federal Farm Credit Bank	5.70	7/3/17	3,139,890
6,000,000	TOTAL FEDERAL FARM CREDIT BANK (Cost $6,106,972)			6,159,793

	FEDERAL HOME LOAN BANK (13.6%)
500,000	Federal Home Loan Bank	3.50	11/15/07	498,282
1,000,000	Federal Home Loan Bank	4.43	4/7/08	995,462
1,000,000	Federal Home Loan Bank	4.10	6/13/08	992,661
1,000,000	Federal Home Loan Bank	5.25	11/14/08	1,003,516
1,000,000	Federal Home Loan Bank	5.35	2/5/09	1,001,560
1,000,000	Federal Home Loan Bank	4.38	3/17/10	992,712
1,000,000	Federal Home Loan Bank	4.38	9/17/10	991,278
1,000,000	Federal Home Loan Bank	4.88	11/18/11	1,004,804
1,000,000	Federal Home Loan Bank	4.50	9/16/13	979,958
3,000,000	Federal Home Loan Bank	7.45	2/3/20	3,612,654
11,500,000	TOTAL FEDERAL HOME LOAN BANK (Cost $11,852,607)			12,072,887

	FEDERAL HOME LOAN MORTGAGE CORPORATION (38.7%)
1,000,000	Federal Home Loan Mortgage Corporation	4.25	7/15/09	991,251
1,000,000	Federal Home Loan Mortgage Corporation	4.00	12/15/09	984,741
1,000,000	Federal Home Loan Mortgage Corporation	4.13	7/12/10	984,740
1,500,000	Federal Home Loan Mortgage Corporation	5.50	9/15/11	1,542,626
1,000,000	Federal Home Loan Mortgage Corporation	4.50	5/14/12	983,619
1,000,000	Federal Home Loan Mortgage Corporation	5.13	7/15/12	1,016,983
1,000,000	Federal Home Loan Mortgage Corporation	5.50	8/20/12	1,031,963
1,000,000	Federal Home Loan Mortgage Corporation	4.75	5/6/13	983,581

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$1,000,000	Federal Home Loan Mortgage Corporation	4.00%	6/12/13	$957,538
2,000,000	Federal Home Loan Mortgage Corporation	4.50	7/15/13	1,963,436
1,487,698	Federal Home Loan Mortgage Corporation REMIC Trust Series 3197 Class AB	5.50	8/15/13	1,492,329
1,000,000	Federal Home Loan Mortgage Corporation	5.00	1/30/14	1,006,304
778,715	Federal Home Loan Mortgage Corporation REMIC Trust Series 2849 Class VA	5.00	8/15/15	772,686
880,699	Federal Home Loan Mortgage Corporation REMIC Trust Series R003 Class AG	5.13	10/15/15	875,919
22,806	Federal Home Loan Mortgage Corporation Gold PC Pool #E92226	5.00	11/1/17	22,388
378,693	Federal Home Loan Mortgage Corporation Gold PC Pool #E93499	5.00	12/1/17	371,745
25,579	Federal Home Loan Mortgage Corporation Gold PC Pool #E92829	5.00	12/1/17	25,110
624,458	Federal Home Loan Mortgage Corporation REMIC Trust Series 2892 Class DC	4.50	12/15/17	607,055
25,561	Federal Home Loan Mortgage Corporation Gold PC Pool #E98960	5.00	9/1/18	25,044
56,492	Federal Home Loan Mortgage Corporation Gold PC Pool #B12822	5.00	3/1/19	55,350
58,346	Federal Home Loan Mortgage Corporation Gold PC Pool #B17398	4.50	12/1/19	56,072
422,589	Federal Home Loan Mortgage Corporation Gold PC Pool #G18044	4.50	3/1/20	405,816
208,011	Federal Home Loan Mortgage Corporation Gold PC Pool #B18034	4.50	4/1/20	199,755
59,438	Federal Home Loan Mortgage Corporation Gold PC Pool #J00118	5.00	10/1/20	58,069
588,219	Federal Home Loan Mortgage Corporation Gold PC Pool #J00139	5.00	10/1/20	574,677
59,673	Federal Home Loan Mortgage Corporation Gold PC Pool #G11986	5.00	4/1/21	58,293
74,063	Federal Home Loan Mortgage Corporation Gold PC Pool #G12319	5.00	6/1/21	72,358
233,187	Federal Home Loan Mortgage Corporation Gold PC Pool #J03233	5.00	8/1/21	227,792
1,706,029	Federal Home Loan Mortgage Corporation Gold PC Pool #G12381	5.00	9/1/21	1,666,754
840,099	Federal Home Loan Mortgage Corporation REMIC Trust Series 2773 Class DA	5.00	6/15/22	831,819
651,250	Federal Home Loan Mortgage Corporation REMIC Trust Series 2937 Class JC	5.00	9/15/22	650,480

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2007

Principal Amount		Rate	Maturity Date	Value
$632,776	Federal Home Loan Mortgage Corporation Gold PC Pool #C90684	4.50%	5/1/23	$600,207
816,489	Federal Home Loan Mortgage Corporation REMIC Trust Series 3132 Class MA	5.50	12/15/23	817,787
911,127	Federal Home Loan Mortgage Corporation REMIC Trust Series 3147 Class YE	5.50	7/15/24	914,219
1,000,000	Federal Home Loan Mortgage Corporation REMIC Trust Series 2690 Class OE	5.00	11/15/28	987,570
1,000,000	Federal Home Loan Mortgage Corporation	6.75	3/15/31	1,188,367
889,964	Federal Home Loan Mortgage Corporation REMIC Trust Series 3061 Class HA	5.50	4/15/31	890,801
565,014	Federal Home Loan Mortgage Corporation REMIC Trust Series 2645 Class NA	3.50	9/15/31	533,376
412,970	Federal Home Loan Mortgage Corporation REMIC Trust Series 2594 Class OR	4.25	6/15/32	401,432
1,647,942	Federal Home Loan Mortgage Corporation Gold PC Pool #C77717	6.00	3/1/33	1,655,181
953,012	Federal Home Loan Mortgage Corporation Gold PC Pool #A29526	5.00	1/1/35	907,784
568,691	Federal Home Loan Mortgage Corporation Gold PC Pool #A29633	5.00	1/1/35	541,701
645,036	Federal Home Loan Mortgage Corporation Pool #783022(2)	4.43	2/1/35	635,656
593,279	Federal Home Loan Mortgage Corporation Gold PC Pool #A56491	5.00	1/1/37	564,539
390,357	Federal Home Loan Mortgage Corporation Gold PC Pool #G08184	5.00	1/1/37	371,447
954,306	Federal Home Loan Mortgage Corporation Gold PC Pool #A56061	5.50	1/1/37	932,350
975,419	Federal Home Loan Mortgage Corporation Gold PC Pool #A56467	5.50	1/1/37	952,978
34,637,987	TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (Cost $34,585,384)			34,391,688

	FEDERAL NATIONAL MORTGAGE ASSOCIATION (25.7%)
42,388	Federal National Mortgage Association Pool #254243	6.00	2/1/09	42,864
86,626	Federal National Mortgage Association Pool #254273	5.00	3/1/09	86,514
1,000,000	Federal National Mortgage Association	4.50	2/15/11	994,463
313,137	Federal National Mortgage Association Pool #255325	4.50	7/1/11	305,473
1,000,000	Federal National Mortgage Association	6.00	7/3/12	1,000,943
1,000,000	Federal National Mortgage Association	5.00	4/16/15	983,506
123,936	Federal National Mortgage Association Pool #511823	5.50	5/1/16	123,710
100,810	Federal National Mortgage Association Pool #615289	5.50	12/1/16	100,626

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments

Principal Amount		Rate	Maturity Date	Value
$294,376	Federal National Mortgage Association Pool #622373	5.50%	12/1/16	$293,838
142,889	Federal National Mortgage Association Pool #631328	5.50	2/1/17	142,522
203,211	Federal National Mortgage Association Pool #623503	6.00	2/1/17	205,789
20,929	Federal National Mortgage Association Pool #643277	5.50	4/1/17	20,875
18,086	Federal National Mortgage Association Pool #638247	5.50	5/1/17	18,040
122,293	Federal National Mortgage Association Pool #685183	5.00	3/1/18	119,822
383,409	Federal National Mortgage Association Pool #254684	5.00	3/1/18	375,661
134,164	Federal National Mortgage Association Pool #703936	5.00	5/1/18	131,453
582,043	Federal National Mortgage Association Pool #790984	5.00	7/1/19	569,405
625,340	Federal National Mortgage Association Pool #786915	5.00	8/1/19	611,763
414,313	Federal National Mortgage Association REMIC Trust Series 2003-28 Class KA	4.25	3/25/22	401,226
394,766	Federal National Mortgage Association REMIC Trust Series 2003-38 Class TC	5.00	3/25/23	388,733
200,485	Federal National Mortgage Association Pool #412682	6.00	3/1/28	201,861
64,405	Federal National Mortgage Association Pool #424691	6.50	4/1/28	65,966
188,038	Federal National Mortgage Association Pool #425239	6.50	4/1/28	192,598
1,005,669	Federal National Mortgage Association REMIC Trust Series 2003-26 Class AW	4.00	4/25/30	968,271
1,000,000	Federal National Mortgage Association REMIC Trust Series 2006-102 Class PB	5.00	4/25/30	980,145
1,000,000	Federal National Mortgage Association	7.25	5/15/30	1,248,649
1,000,000	Federal National Mortgage Association	6.63	11/15/30	1,170,405
1,335	Federal National Mortgage Association Pool #568625	7.50	1/1/31	1,397
101,061	Federal National Mortgage Association Pool #571090	7.50	1/1/31	105,701
1,911	Federal National Mortgage Association Pool #573935	7.50	3/1/31	1,999
50,070	Federal National Mortgage Association Pool #629297	6.50	2/1/32	51,211
506,857	Federal National Mortgage Association Pool #626440	7.50	2/1/32	528,736
63,680	Federal National Mortgage Association Pool #634996	6.50	5/1/32	65,065
81,813	Federal National Mortgage Association Pool #254383	7.50	6/1/32	85,345
349,557	Federal National Mortgage Association Pool #254476	5.50	9/1/32	342,577
10,571	Federal National Mortgage Association Pool #688539	5.50	3/1/33	10,356
472,670	Federal National Mortgage Association Pool #650386	5.00	7/1/33	450,961
515,084	Federal National Mortgage Association Pool #726889	5.50	7/1/33	504,592
500,478	Federal National Mortgage Association Pool #759028	5.50	1/1/34	490,284
275,055	Federal National Mortgage Association Pool #761913	5.50	2/1/34	269,184
285,790	Federal National Mortgage Association Pool #763393	5.50	2/1/34	279,969
274,309	Federal National Mortgage Association Pool #769862	5.50	2/1/34	268,453
27,421	Federal National Mortgage Association Pool #769682	5.00	3/1/34	26,135
1,022,119	Federal National Mortgage Association REMIC Trust Series 2004-60 Class LB	5.00	4/25/34	1,004,414
22,491	Federal National Mortgage Association Pool #778141	5.00	5/1/34	21,436
420,694	Federal National Mortgage Association Pool #773586	5.50	6/1/34	411,714

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2007

Principal Amount		Rate	Maturity Date	Value
$470,383	Federal National Mortgage Association Pool #255311	6.00%	7/1/34	$471,093
22,909	Federal National Mortgage Association Pool #258149	5.50	9/1/34	22,420
4,415	Federal National Mortgage Association Pool #789150	5.00	10/1/34	4,208
687,602	Federal National Mortgage Association Pool #255496	5.00	11/1/34	655,361
69,103	Federal National Mortgage Association Pool #797154	5.50	11/1/34	67,628
150,994	Federal National Mortgage Association Pool #801063	5.50	11/1/34	147,771
273,962	Federal National Mortgage Association Pool #803675	5.50	12/1/34	268,114
332,320	Federal National Mortgage Association Pool #804683	5.50	12/1/34	325,227
675,705	Federal National Mortgage Association Pool #815813(2)	4.60	2/1/35	670,148
679,705	Federal National Mortgage Association Pool #735224	5.50	2/1/35	665,860
51,148	Federal National Mortgage Association Pool #255580	5.50	2/1/35	50,057
861,926	Federal National Mortgage Association Pool #896016	6.00	8/1/36	861,329
979,891	Federal National Mortgage Association Pool #901561	5.50	10/1/36	957,489
997,784	Federal National Mortgage Association Pool #919584	6.00	6/1/37	996,900
22,702,126	TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (Cost $22,958,499)			22,828,255
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.2%)
234,848	Government National Mortgage Association Pool #003645	4.50	12/20/19	225,857
14,042	Government National Mortgage Association Pool #541349	6.00	4/15/31	14,155
14,614	Government National Mortgage Association Pool #557681	6.00	8/15/31	14,731
153,387	Government National Mortgage Association Pool #548880	6.00	12/15/31	154,622
115,397	Government National Mortgage Association Pool #551762	6.00	4/15/32	116,260
50,746	Government National Mortgage Association Pool #582415	6.00	11/15/32	51,125
322,009	Government National Mortgage Association Pool #604485	6.00	7/15/33	324,256
176,142	Government National Mortgage Association Pool #622603	6.00	11/15/33	177,371
9,274	Government National Mortgage Association Pool #429786	6.00	12/15/33	9,339
395,007	Government National Mortgage Association Pool #605025	6.00	2/15/34	397,481
10,477	Government National Mortgage Association Pool #626480	6.00	2/15/34	10,542
88,159	Government National Mortgage Association Pool #610944	5.50	4/15/34	86,746
115,527	Government National Mortgage Association Pool #605245	5.50	6/15/34	113,674
273,477	Government National Mortgage Association Pool #583008	5.50	6/15/34	269,092
1,973,106	TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (Cost $2,002,889)			1,965,251

76,813,219	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $77,506,351)			77,417,874
	TOTAL INVESTMENT SECURITIES (95.4%) (Cost $84,837,789)			84,822,383

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                       August 31, 2007

Principal Amount		Value
REPURCHASE AGREEMENT (3.7%)
$3,300,000	With Morgan Stanley, 4.90%, dated 8/31/07, due 9/4/07, delivery value $3,301,797 (collateralized by $2,495,000 U.S. Treasury Notes 8.50%, due 2/15/20 with a value of $3,372,403) (Cost $3,300,000)	$3,300,000
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)	763,391
	NET ASSETS (100.0%)	$88,885,774
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($88,885,774 ÷ 7,786,345 shares outstanding)	$11.42

(1)	Treasury Inflation Protected Security (TIPS).

(2)	Adjustable rate security. The rate shown is as of August 31, 2007.

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities at August 31, 2007

Assets:
Investment securities, at value (Cost — $84,837,789)	$84,822,383
Repurchase agreement (Cost — $3,300,000)	3,300,000
Cash	77,526
Interest receivable	729,700
Receivable for capital shares sold	48,044
Total Assets	88,977,653
Liabilities:
Payable for capital shares repurchased	18,857
Accrued expenses:
Advisory fee	37,609
Directors’ fees and expenses	2,773
Other	32,640
Total Liabilities	91,879
Net Assets	$88,885,774
Net assets consist of:
Capital stock, at $1 par value (authorized 100,000,000, outstanding 7,786,345 shares)	$7,786,345
Additional paid-in capital	83,467,794
Undistributed net investment income	795,290
Accumulated net realized loss on investments	(3,148,249)
Net unrealized depreciation of investments	(15,406)
Net Assets	$88,885,774
Net Asset Value, Offering and Redemption Price per Outstanding Share ($88,885,774 ÷ 7,786,345 shares outstanding)	$11.42

Statement of Operations for the Year Ended August 31, 2007

Investment Income:
Interest income	$4,586,759
Other income	30,139
Total income	4,616,898
Expenses:
Advisory fee	459,740
Service and distribution plan fees	229,870
Transfer agent fees	62,301
Custodian fees	38,435
Auditing and legal fees	32,500
Registration and filing fees	13,335
Directors’ fees and expenses	6,300
Telephone	6,103
Other	3,055
Total Expenses Before Custody Credits and Fees Waived	851,639
Less: Service and Distribution Plan Fees Waived	(163,347)
Less: Custody Credits	(4,238)
Net Expenses	684,054
Net Investment Income	3,932,844
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(324,815)
Change in Net Unrealized Appreciation/ (Depreciation)	704,073
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	379,258
Net Increase in Net Assets from Operations	$4,312,102

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
Year Ended August 31, 2007 and for the Year Ended August 31, 2006

	Year Ended August 31, 2007	Year Ended August 31, 2006
Operations:
Net investment income	$3,932,844	$4,002,894
Net realized loss on investments	(324,815)	(281,849)
Net change in unrealized appreciation/(depreciation) on investments	704,073	(2,502,696)
Net increase in net assets from operations	4,312,102	1,218,349
Distributions to Shareholders:
Net investment income	(3,962,359)	(4,699,866)
Capital Share Transactions:
Proceeds from sale of shares	2,701,583	4,191,300
Proceeds from reinvestment of distributions to shareholders	3,390,260	4,047,219
Cost of shares repurchased	(14,761,153)	(19,691,484)
Net decrease from capital share transactions	(8,669,310)	(11,452,965)
Total Decrease in Net Assets	(8,319,567)	(14,934,482)
Net Assets:
Beginning of year	97,205,341	112,139,823
End of year	$88,885,774	$97,205,341
Undistributed net investment income, at end of year	$795,290	$676,489

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements	August 31,2007

1.	Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A)  Security Valuation: The Fund’s investments are carried at value. With assistance from an independent pricing service (the “Service”), portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for other portfolio securities are determined on the valuation date by reference to valuations obtained from the Service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. The Service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value by the Adviser pursuant to policies and procedures adopted by the Board of Directors.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

(B)  Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C)  Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of August 31, 2007, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implication of FIN 48, and does not currently anticipate a material impact to the Fund’s financial statements.

(D)  Security Transactions and Related Income: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method. Interest income, adjusted for amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to the inflation are reflected in interest income in the Statement of Operations.

(E)  Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Value Line U.S. Government Securities Fund, Inc.

August 31, 2007

3.	Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

	Year Ended August 31, 2007	Year Ended August 31, 2006
Shares sold	237,939	370,712
Shares issued in reinvestment of dividends	299,774	357,558
Shares repurchased	(1,299,287)	(1,735,814)
Net decrease	(761,574)	(1,007,544)
Dividends per share from net investment income	$0.4900	$0.5150

Dividends and distributions to shareholders are recorded on the ex-dividend date.

4.	Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

Year Ended August 31, 2007
Purchases:
U.S. Treasury Obligations	$9,165,703
U.S. Government Agency Obligations	23,882,319
$33,048,022
Sales:
U.S. Treasury Obligations	$9,947,969
U.S. Government Agency Obligations	33,311,555
$43,259,524

5.	Income Taxes

At August 31, 2007, information on the tax basis of investments is as follows:

Cost of investments for tax purposes	$88,167,671
Gross tax unrealized appreciation	$909,698
Gross tax unrealized depreciation	(954,986)
Net tax unrealized depreciation on investments	$(45,288)
Undistributed ordinary income	$825,172
Capital loss carryforward, expires August 31, 2008	$2,132,091
Capital loss carryforward, expires August 31, 2012	11,348
Capital loss carryforward, expires August 31, 2014	39,865
Capital loss carryforward, expires August 31, 2015	781,920
Capital loss carryforward, at August 31, 2007	$2,965,224

During the year ended August 31, 2007, as permitted under federal income tax regulations, the Fund elected to defer $183,025 of post-October net capital losses to the next taxable year.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

Net investment income and net realized gain/(loss) differ for financial statement and tax purposes primarily due to differing treatment of bond premiums and paydown gains and losses. These permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $148,316 and increased accumulated net realized loss by $148,316. Net assets were not affected by this classification.

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements

The tax composition of dividends paid during the year ended August 31, 2007 and year ended August 31, 2006 is as follows:

	August 31, 2007	August 31, 2006
Ordinary income	$3,962,359	$4,699,866

6.	Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $459,740 was paid or payable to Value Line, Inc., the Fund’s investment adviser (“Adviser”), for the year ended August 31, 2007. This was computed at the rate of 1/2 of 1% of the Fund’s average daily net assets during the year and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Advisor also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds, are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the “Distributor”), for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. Fees amounting to $229,870, before fee waivers, were accrued under this Plan for the year ended August 31, 2007. Effective March 7, 2006, the Distributor voluntarily waived a portion of the Fund’s fee under the Plan equal to 0.10% of the Fund’s average daily net assets. Effective February 20, 2007, the Distributor voluntarily increased the waiver to 0.25% of the Fund’s average daily net assets. The fees waived amounted to $163,347 for the year ended August 31, 2007. The Distributor has no right to recoup previously waived amounts.

For the year ended August 31, 2007 the Fund’s expenses were reduced by $4,238 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 2007 owned 116,989 shares of the Fund’s capital stock, representing 1.50% of the outstanding shares. In addition, certain officers and directors of the Fund owned 664 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Securities Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended August 31,
	2007		2006		2005	2004	2003
Net Asset Value, beginning of year	$11.37		$11.74		$11.87	$11.84	$12.00
Income/(loss) from Investment Operations:
Net investment income	0.51		0.47		0.52	0.41	0.44
Net gains or (losses) on securities (both realized and unrealized)	0.03		(0.32)		(0.19)	0.03	(0.15)
Total income from investment operations	0.54		0.15		0.33	0.44	0.29
Less dividends and distributions:
Dividends from net investment income	(0.49)		(0.52)		(0.46)	(0.41)	(0.45)
Net Asset Value, end of year	$11.42		$11.37		$11.74	$11.87	$11.84
Total return	4.86%		1.33%		2.86%	3.79%	2.35%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$88,886		$97,205		$112,140	$121,444	$144,264
Ratio of operating expenses to average net assets(1)	0.93	%(2)	1.05	%(2)	1.04%	0.98%	0.96%
Ratio of net investment income to average net assets	4.28%		3.88%		3.60%	3.40%	3.57%
Portfolio turnover rate	38%		22%		60%	35%	65%

(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets, net of custody credits, would have been 0.92% for the year ended August 31, 2007, 1.04% for the year ended August 31, 2006 and would not have changed for the years ended August 31, 2005, August 31, 2004 and August 31, 2003.

(2)	Ratio reflects expenses grossed up for the voluntary fee waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of the voluntary fee waiver, but exclusive of the custody credit arrangement would have been 0.75% for the year ended August 31, 2007 and 1.00% as of August 31, 2006.

See Notes to Financial Statements.

Value Line U.S. Government Securities Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the “Fund”) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements“) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

October 30, 2007

Value Line U.S. Government Securities Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Securities Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory
Agreement for Value Line U.S. Government Securities Fund, Inc. (unaudited)

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not interested persons of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”), annually to consider the investment advisory agreement (the “Agreement”) between the Fund and its investment adviser, Value Line, Inc. (“Value Line”). As required by the 1940 Act, the Board requested and Value Line provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement held on March 8, 2007, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of Value Line. In selecting Value Line and approving the continuance of the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting that specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Directors, received materials relating to Value Line’s investment and management services under the Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of funds consisting of the Fund and all retail and institutional intermediate U.S. government funds regardless of asset size or primary channel of distribution (the “Performance Universe”), as classified by Lipper Inc., an independent evaluation service (“Lipper”), and to the Fund’s benchmark index; (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; (v) the allocation of the Fund’s brokerage (none of which was effected through any affiliate of Value Line); and (vi) the overall nature, quality and extent of services provided by Value Line.

As part of the review of the continuance of the Agreement, the Board requested, and Value Line provided, additional information in order to evaluate the quality of Value Line’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Directors engaged in an extensive review of information, which included data comparing: (i) the Fund’s management fees, transfer agent/custodian fees, service fees (including 12b-1 fees), and other non-management fees, to those incurred by a peer group of funds consisting of the Fund and ten other retail front-end load and no-load intermediate U.S. government funds, as selected objectively by Lipper (the “Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load intermediate U.S. government funds, as selected objectively by Lipper (the “Expense Universe”); (ii) the Fund’s average expense ratio to those of its Expense Group and Expense Universe; (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the 10 or 30 (depending upon availability) largest retail intermediate U.S. government funds as selected by Lipper (the “Lipper Index”); (iv) Value Line’s financial results and condition, including Value Line’s and its affiliates’ profitability from the services that have been performed for the Fund as well as the Value Line family of funds; (v) the Fund’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Value Line U.S. Government Securities Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory
Agreement for Value Line U.S. Government Securities Fund, Inc. (unaudited)

Investment Performance.    The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance for the one-year and five-year periods ended December 31, 2006 was above the performance of the Performance Universe average, yet the Fund’s performance for the three-year and ten-year periods ended December 31, 2006 was below the performance of the Performance Universe average, and for the one-year, three-year, five-year and ten-year periods ended December 31, 2006 was below the performance of the Lipper Index.

Value Line’s Personnel and Methods.    The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, achieving the Fund’s investment objective and adhering to the Fund’s investment strategy. The Independent Directors also engaged in discussions with Value Line’s senior management who are responsible for the overall functioning of the Fund’s investment operations. Based on this review, the Board concluded that the Fund’s management team and Value Line’s overall resources were well developed and that Value Line had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses.    The Board considered Value Line’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was less than that of the Expense Group average but slightly higher than that of the Expense Universe average, and the Board determined that the Fund’s management fee rate payable to Value Line under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable.

The Board also considered that the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that, effective March 7, 2006, Value Line Securities, Inc., the Fund’s principal underwriter, voluntarily agreed to waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. In addition, the Board also noted that, effective February 20, 2007, Value Line Securities, Inc. voluntarily agreed to waive all of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.15% to 0.00% of the Fund’s average daily net assets. As a result of these voluntary Rule 12b-1 fee waivers, the Board noted that the Fund’s total expense ratio (after giving effect to these waivers) was less than that of both the Expense Group average and the Expense Universe average and concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Nature and Quality of Other Services.    The Board considered the nature, quality, cost and extent of other services provided by Value Line and its affiliate, Value Line Securities, Inc., the Fund’s principal underwriter. At meetings held throughout the year, the Board reviewed the effectiveness of Value Line’s overall compliance program, as well as the services provided by Value Line Securities, Inc. The Board also reviewed the services provided by Value Line and its affiliate in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by Value Line and its affiliate were satisfactory, reliable and beneficial to the Fund’s shareholders.

Profitability.    The Board considered the level of Value Line’s profits with respect to the management of the Fund, including the impact of certain actions taken during 2005, 2006 and 2007. These actions included Value Line’s review of its methodology in allocating certain of its costs to the management of each fund, the reduction of management and/or Rule 12b-1 fees for certain funds (both of which type of reductions may be changed by Value Line or Value Line Securities,

Value Line U.S. Government Securities Fund, Inc.

Factors Considered by the Board in Approving the Investment Advisory
Agreement for Value Line U.S. Government Securities Fund, Inc. (unaudited)

Inc. (as the case may be) for certain funds or, for other funds, may not be changed during a set term unless approved by the Board), Value Line’s termination of the use of soft dollar research, and the cessation of trading through Value Line Securities, Inc. Based on a review of these actions and Value Line’s overall profitability, the Board concluded that Value Line’s profits from management of the Fund, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund in light of the business risks involved.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by Value Line and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that Value Line and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale.    The Board noted that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a relevant consideration for the Fund and the addition of break points in the management fee rate was determined not to be necessary at this time.

Conclusion.    The Board, in light of Value Line’s overall performance and actions taken with respect to the rate at which the management fees and Rule 12b-1 fees are charged, considered it appropriate to continue to retain Value Line as the Fund’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s Agreement is fair and reasonable and voted to approve the continuation of the Agreement for another year.

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Jean Bernhard Buttner Age 72	Chairman of the Board of Directors and President	Since 1983
Chairman, President and Chief Executive Officer of Value Line, Inc. (the “Adviser”) and Value Line Publishing, Inc. Chairman and President of each of the 14 Value Line Funds and Value Line Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Directors
John W. Chandler 416 North Hemlock Lane Williamstown, MA 01267 Age 83	Director	Since 1991	Consultant, Academic Search Consultation Service, Inc.; 1992–2004; Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired; Customer Support Analyst, Duke Power Company until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 75	Director	Since 2000
Professor of History, Williams College, 1961 to 2002. Professor Emeritus since 2002. President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 71	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	None

Value Line U.S. Government Securities Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (investment adviser) since 2004; Senior Financial Advisor, Hawthorn, 2001–2004.	None
Officers
David T. Henigson Age 49	Vice President, Secretary and Chief Compliance Officer	Since 1994
Director, Vice President and Chief Compliance Officer of the Adviser. Director, Vice President and Chief Compliance Officer of the Distributor. Vice President, Secretary and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 48	Treasurer	Since 2005	Controller of the Adviser until 2003; Chief Financial Officer of the Adviser 2003–2005; Treasurer of the Adviser since 2005; Treasurer of each of the 14 Value Line Funds.
Howard A. Brecher Age 53	Assistant Treasurer/ Assistant Secretary	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line U.S. Government Securities Fund, Inc.

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Value Line U.S. Government Securities Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9 am – 5 pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its

Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

 (2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)Audit Fees 2007 - $14,364

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2007 -$8,733

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed during 2007 were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2007 -$2,300

(h) Not applicable.

Item 11.  Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Jean B. Buttner
Jean B. Buttner, President

Date:	10/30/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ Stephen R. Anastasio
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date:   10/30/07